WEYERHAEUSER COMPANY UBS Global Paper and Forest Products Conference September 14, 2010 Exhibit 99.1

Forward-looking Statement
This presentation contains statements concerning the company’s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding these assumptions. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition. The company will not update these forward-looking statements after the date of this presentation.
Some forward-looking statements discuss the company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,”
“believes,” “should,” “approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms.
This presentation contains forward-looking statements regarding the company’s expectations, including operating values from timberlands, returns from silviculture practices, effects of scale on timberlands operating costs, expected timber harvests and demand for logs, demand for biomass, environmental benefits, growth of land ownership and management, and sources of additional values in our Timberlands segment; demand for saw timber, Canadian timber supplies, cash flows from increased volumes and improved mix, and capacity and costs in the Wood Products segment;
demand for fluff pulp, manufacturing capabilities and cost reductions in the Cellulose Fiber segment; increases in housing starts in our single-
family homebuilding operations; and the benefits of REIT conversion. Major risks, uncertainties and assumptions that affect the company’s businesses and may cause actual results to differ from these forward-looking statements, include, but are not limited to:
the effect of general economic conditions, including the level of interest rates, availability of financing for home mortgages, strength of the U.S.
dollar, employment rates and housing starts;
market demand for the company’s products, which is related to the strength of the various U.S. business segments and economic conditions;
the successful execution of internal performance plans, including restructurings and cost reduction initiatives;
performance of the company’s manufacturing operations, including maintenance requirements and operating efficiencies;
raw material, transportation and energy prices;
changes in the Company’s business support functions and support costs;
changes in legislation or tax rules;
the level of competition from domestic and foreign producers;
the effect of forestry, land use, environmental and other governmental regulations;
legal proceedings;
the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters;
changes in accounting principles; and
other factors described under “Risk Factors” in the Company’s annual report on Form 10-K.
The company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, China and Korea.  It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the euro and the Canadian dollar.
Restrictions on international trade or tariffs imposed on imports also may affect the company.

Dan Fulton President and Chief Executive Officer

Reasons to Own Weyerhaeuser
Valuable timberland holdings
Leader in adding and extracting value from timberlands
Uniquely positioned to benefit from the recovery
Focused on returning value to shareholders
Timberland-focused strategy
optimized by REIT structure

Timberland Asset
Over 6.5 million acres of timberlands
Over 7 million acres of mineral rights
Does not include 15.2 million acres of forestland under license in Canada
Timberlands
Acres (000)
% US West US South Uruguay China JV Total
Core
1,850 3,720 341 45 5,956 90.7%
Non-Core
213 394 - - 607 9.3%
TOTAL 2,063 4,114 341 45 6,563
100%

Timberland Strategy
Generate high returns on sustainably managed forests
Timberland focused on saw timber – generates the
highest operating values
Proprietary silviculture practices generate highest return
from timberland
Scale operations create cost advantage
Capture additional value from timberlands
(minerals, oil & gas, environmental benefits)
Grow timberland holdings

Positive Outlook for US Timber Values
Saw timber demand expected to grow
Driven by housing starts returning to trend
Shortfall in future Canadian harvest due to
pine beetle infestation
Canada has historically provided approximately
one third of US lumber supply
Export market remains strong and likely to expand

Million Cubic Meters
Fee Ownership Acres (millions)
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019

Weyerhaeuser Positioned to Capture Benefits
Harvest expected to increase 71% (2009 – 2019)
US will rise 60%; international to increase 4-fold
Cash flow driven by increased harvest volume,
mix and price recovery
Weyerhaeuser Global Fee Harvest Volume
0
5
10
15
20
25
30
35
0
1
2
3
4
5
6
7
8
9
International
North America
Fee Acres Owned

Weyerhaeuser Positioned to Capitalize on
Attractive Timberland Outlook
Attractive outlook
US trend log demand exceeds domestic supply
International demand for logs increasing
Demand is increasing for biomass and environmental solutions from the forest
Weyerhaeuser well positioned
Saw timber focused
Proprietary silviculture practices result in greater productivity and margin
Scale and logistics provide cost advantage
Export log market capability
Additional value from minerals, oil & gas, environmental benefits
Recognized for sustainable management

2010 WORLD'S MOST ETHICAL COMPANIES
WWW.ETHISPHERE.COM

Dow Jones Sustainability Indexes
Member 2009/10

CRO's 100 Best
Corporate Citizens
2009
www.thecro.com

BEST IN CLASS
environmental and
social performance
STOREBRAND SRI

FOREST
FOOTPRINT
DISCLOSURE

10 Recognized Leader in Sustainability

19%
9%
4%
10%
18%
40%
Softwood Lumber
Engineered Solid Section & I-Joists
Oriented Strand Board
Plywood
Hardwood Lumber
Other Products Manufactured or Purchased for Resale

11 2009 Net Sales of $2.2 Billion Wood Products

Cellulose Fibers
42%
20%
19%
14%
5%
Fluff Pulp for Disposable
Hygiene Products
Pulp for Premium Towel &
Tissue
Liquid Packaging
Board
Specialty Chemical Cellulose
Pulp
Other Products
2009 Net Sales of $1.5 Billion

QUADRANT HOMES
MORE HOUSE. LESS MONEY.
PardeeHomes
Maracay Homes
flex design
TRENDMAKERHOMES.COM
HOUSTON'S LEADER IN AFFORDABLE LUXURY
WINCHESTER HOMES
YOUR HOME YOUR WAY
CAMBERLEY HOMES

13 WRECO (Weyerhaeuser Real Estate Co.) 2009 Net Sales of $900 million

Patty Bedient Executive Vice President and Chief Financial Officer

REIT structure best supports strategic direction
Benefit to the Company
Qualified earnings distributed to shareholders not taxed
at corporate level
Benefit to shareholders
Most dividends to shareholders taxed at capital gains rate
Benefits of REIT Conversion

Changed legal structure
Moved non-qualifying business activities to
taxable REIT subsidiary (TRS)
Met REIT tests
Distributed special dividend
Final step: Elect REIT status on 2010 tax return
Completion of Steps for REIT Conversion

Special Dividend Summary
$5.6 billion special dividend paid on September 1
$560 million in cash distributed
324.3 million common shares issued
535.9 million total common shares now outstanding
Shareholders who elected cash received
over 15% of the dividend in cash

Third Quarter Accounting Impact of
Special Dividend Distribution
Changes to balance sheet
Cash reduced by $560 million
Deferred tax liability reduced by approximately $1.0 billion
Shareholders’ equity increased by $440 million
Changes to income statement
Tax benefit of $1.0 billion, as a result of the elimination
of deferred taxes
2010 income tax expense recalculated to reflect REIT treatment
Stock portion of E&P dividend treated as share issuance,
and EPS will be adjusted on a prospective basis

Substantial Near-Term Liquidity
Cash Balance After $1.3 billion
Special Dividend
Bank Revolving Credit Facility $1.0 billion
(Expires 12/2011)
Total Debt (9/1/2010) $5.1 billion
2010 2011 2012 2013 2014 2017-2033
$40 $30 $ 732 $433 $15 $3,891
Debt Maturity Schedule ($ millions)

Post REIT Conversion Dividend Considerations
Macroeconomic climate
Earning potential of the company
Target capital structure
Appropriate debt levels
Long term liquidity
Maintaining access to capital
Affordability
Future growth opportunities
Guidance to be provided in December 2010

Dan Fulton President and Chief Executive Officer

Reasons to Own Weyerhaeuser
Valuable timberland holdings
Leader in adding and extracting value from timberlands
Uniquely positioned to benefit from the recovery
Focused on returning value to shareholders
Timberland-focused strategy
optimized by REIT structure